Exhibit 99.2

Barnes & Noble Education Announces Final Results of Rights Offering

Company to Receive $45 Million of New Equity Capital Through Rights Offering and Backstop Transaction

Company to Receive Additional $50 Million of New Equity Capital Through Concurrent Private Investment

BASKING RIDGE, N.J. – June 6, 2024 – Barnes & Noble Education, Inc. (NYSE: BNED) (“BNED” or the “Company”), a leading solutions provider for the education industry, today announced the results of its fully backstopped $45 million equity rights offering (the “Rights Offering”). The Rights Offering expired at 5:00 P.M. Eastern Time, on June 5, 2024, and the subscription rights are no longer exercisable. The Rights Offering resulted in subscriptions for approximately 641,995,541 shares, or 71%, of the 900,000,000 shares offered at a subscription price of $0.05 per share (the “Subscription Price”). The shares of Common Stock subscribed for are expected to be issued to participating stockholders on or about June 10, 2024.

As previously disclosed, the Company entered into an agreement with Immersion Corporation (NASDAQ: IMMR) (“Immersion”), and certain of the Company’s existing stockholders (collectively, the “Standby Purchasers”), through which the Standby Purchasers will collectively purchase, at the Subscription Price, any subscription rights that remain unexercised upon the expiration of the Rights Offering after accounting for all over-subscription rights exercised (the “Unexercised Shares”), up to $45 million in shares of Common Stock not subscribed for by the Company’s stockholders (the “Backstop Commitment”). Pursuant to the Backstop Commitment, the Standby Purchasers will purchase 258,004,459 Unexercised Shares for an aggregate purchase price of approximately $12.9 million (the “Backstop Transaction”). In addition, investors led by Immersion, have agreed through a private investment to purchase an aggregate of $50 million in shares of the Company’s Common Stock, at the Subscription Price, in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the “Private Investment”).

The Rights Offering, Backstop Transaction, and Private Investment are part of the Company’s previously announced transactions (the “Transactions”), which also includes the conversion of approximately $34 million of second lien debt to equity, and the refinancing of its existing ABL facility. The Transactions are expected to close on or around June 10, 2024.

The Company intends to use the net proceeds from the Rights Offering and Backstop Transaction to reduce the balance under the Company’s ABL Facility and pay expenses in connection with the Transactions.

The Rights Offering was made pursuant to the Company’s registration statement on Form S-1 (File No. 333-278799), which was declared effective on May 14, 2024. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Barnes & Noble Education, Inc.

Barnes & Noble Education, Inc. (NYSE: BNED) is a leading solutions provider for the education industry, driving affordability, access and achievement at hundreds of academic institutions nationwide and ensuring millions of students are equipped for success in the classroom and beyond. Through its family of brands, BNED offers campus retail services and academic solutions, wholesale capabilities and more. BNED is a company serving all who work to elevate their lives through education, supporting students, faculty and institutions as they make tomorrow a better, more inclusive and smarter world. For more information, www.bned.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: the completion, timing, size and use of proceeds of the Transactions, including the Rights Offering, the

Backstop Transaction, and the Private Investment; the amount of our indebtedness and ability to comply with covenants applicable to current and/or any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to continue as a going concern; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; our ability to maintain adequate liquidity levels to support ongoing inventory purchases and related vendor payments in a timely manner; our ability to attract and retain employees; the pace of equitable and inclusive access adoption in the marketplace is slower than anticipated and our ability to successfully convert the majority of our institutions to our BNC First Day® equitable and inclusive access course material models or successfully compete with third parties that provide similar equitable and inclusive access solutions; the United States Department of Education has recently proposed regulatory changes that, if adopted as proposed, could impact equitable and inclusive access models across the higher education industry; the strategic objectives, successful integration, anticipated synergies, and/or other expected potential benefits of various strategic and restructuring initiative, may not be fully realized or may take longer than expected; dependency on strategic service provider relationships, such as with VitalSource Technologies, Inc. and the Fanatics Retail Group Fulfillment, LLC (“Fanatics”) and Fanatics Lids College, Inc. D/B/A “Lids” (“Lids”), and the potential for adverse operational and financial changes to these strategic service provider relationships, may adversely impact our business; non-renewal of managed bookstore, physical and/or online store contracts and higher-than-anticipated store closings; decisions by K-12 schools, colleges and universities to outsource their physical and/or online bookstore operations or change the operation of their bookstores; general competitive conditions, including actions our competitors and content providers may take to grow their businesses; the risk of changes in price or in formats of course materials by publishers, which could negatively impact revenues and margin; changes to purchase or rental terms, payment terms, return policies, the discount or margin on products or other terms with our suppliers; product shortages, including decreases in the used textbook inventory supply associated with the implementation of publishers’ digital offerings and direct to student textbook consignment rental programs; work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping services; a decline in college enrollment or decreased funding available for students; decreased consumer demand for our products, low growth or declining sales; the general economic environment and consumer spending patterns; trends and challenges to our business and in the locations in which we have stores; risks associated with operation or performance of MBS Textbook Exchange, LLC’s point-of-sales systems that are sold to college bookstore customers; technological changes, including the adoption of artificial intelligence technologies for educational content; risks associated with counterfeit and piracy of digital and print materials; risks associated with the potential loss of control over personal information; risks associated with the potential misappropriation of our intellectual property; disruptions to our information technology systems, infrastructure, data, supplier systems, and customer ordering and payment systems due to computer malware, viruses, hacking and phishing attacks, resulting in harm to our business and results of operations; disruption of or interference with third party service providers and our own proprietary technology; risks associated with the impact that public health crises, epidemics, and pandemics, such as the COVID-19 pandemic, have on the overall demand for BNED products and services, our operations, the operations of our suppliers, service providers, and campus partners, and the effectiveness of our response to these risks; lingering impacts that public health crises may have on the ability of our suppliers to manufacture or source products, particularly from outside of the United States; changes in applicable domestic and international laws, rules or regulations, including, without limitation, U.S. tax reform, changes in tax rates, laws and regulations, as well as related guidance; changes in and enactment of applicable laws, rules or regulations or changes in enforcement practices including, without limitation, with regard to consumer data privacy rights, which may restrict or prohibit our use of consumer personal information for texts, emails, interest based online advertising, or similar marketing and sales activities; adverse results from litigation, governmental investigations, tax-related proceedings, or audits; changes in accounting standards; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part I – Item 1A in our Annual Report on Form 10-K for the fiscal year ended April 29, 2023 and in Part II – Item 1A in our Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

BNED Contact – Media and Investors

Hunter Blankenbaker

Vice President – Corporate Communications and Investor Relations

(908) 991-2776

hblankenbaker@bned.com